SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): April 13, 2015

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PPLUS TRUST SERIES GSG-2)

(Exact name of registrant as specified in its charter)

Delaware	001-31754	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

One Bryant Park, 4th FL New York, NY (Address of principal executive offices)		10036 (Zip Code)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.       Registrant’s Business and Operations

Not applicable.

Section 2.       Financial Information

Not applicable.

Section 3.       Securities and Trading Markets

Not applicable.

Section 4.       Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.       Corporate Governance and Management

Not applicable.

Section 6.       Asset-Backed Securities

Not Applicable.

Section 7.       Regulation FD

Not applicable.

Section 8.       Other Events

Item 8.01 Other events

99.1	Distribution to holders of the PPLUS Trust Certificates Series GSG-2 on April 13, 2015. On April 13, 2015, The Bank of New York Mellon, as Trustee for the PPLUS Trust Series GSG-2 Trust (the “Trust”), settled the exercise of the outstanding Warrants (the “Warrant Exercise”) representing the right to acquire all outstanding the Class A Trust Certificates and all outstanding Class B Trust Certificates and distributed the applicable exercise price to the holders of those Trust Certificates.

On April 2, 2015 The Bank of New York Mellon, as Trustee for the Trust, received a notice from the warrantholders of intended Exchange and Termination on April 13, 2015 of the outstanding PreferredPLUS Trust Certificates Series GSC-2 Trust Class A certificates and Class B certificates. On April 13, after giving effect to the Warrant Exercise, the Class A certificates and B certificates have been exchanged for the underlying securities and have been canceled by the Trustee.

Final distributions are set forth on Exhibit 99.1.

For information with respect to the underlying securities held by PPLUS Trust Series GSG-2, please refer to The Goldman Sachs Group, Inc.’s (Commission file number 001-14965) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transactions.

Not	applicable.

(d)	Exhibits.

99.1	Trustee’s report in respect of the April 13, 2015 distribution to holders of the PPLUS Trust Certificates Series GSG-2.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: April 13, 2015	By:	/s/ Dylan Lohonen
Name: Dylan Lohonen Title: President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the April 13, 2015 distribution to holders of the PPLUS Trust Certificates Series GSG-2.